                                                                      Exhibit 99

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended September 30, 2004, CNB had consolidated net income of $635,000, or $1.39 per share as compared to $599,000, or $1.31 per share for the three months ended September 30, 2003. For the nine months ended September 30, 2004, CNB has consolidated net income of $1.8 million, or $3.91 per share compared to $1.4 million, or $2.96 per share for the nine months ended September 30, 2003. Earnings performance for three months ended September 30, 2004 included the operations of the Bank's new Hancock, Maryland branch.

     CNB, with total assets at September 30, 2004 of $232.5 million, has two full service offices in Berkeley Springs, West Virginia with an ATM at the main office and a cash machine located at Cacapon State Park. The Bank also has two full service branch offices and ATMs in Berkeley County, West Virginia. One office is in Hedgesville, West Virginia and the other office is in south Martinsburg, West Virginia. The Bank also has a cash machine located at the Woods Resort near Hedgesville. The Bank's newest full service branch office and ATM are located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2004 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                              - financials follow -

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                        September 30,        December 31,
                        ASSETS                              2004                2003
                                                        -------------       -------------
                                                         (Unaudited)

Cash and due from banks                                 $   8,700,922       $   7,641,280
Federal funds sold                                          5,533,000               3,000
Securities available for sale
   (at approximate market value)                           53,071,551          39,361,934
Federal Home Loan Bank (FHLB) stock, at cost                  963,100             865,700
Federal Reserve Bank stock, at cost                           129,650             129,650
Loans and lease receivable, net                           154,401,210         144,665,208
Accrued interest receivable                                   992,836             838,659
Premises and equipment, net                                 5,620,900           5,288,633
Cash surrender value of life insurance                      1,172,193           1,065,435
Deferred income taxes                                         283,220             352,405
Intangible assets                                             767,423              23,795
Other assets                                                  842,984             820,052
                                                        -------------       -------------
        TOTAL ASSETS                                    $ 232,478,989       $ 201,055,751
                                                        =============       =============

       LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Deposits:
        Demand                                          $  34,804,073       $  29,485,097
        Interest-bearing demand                            51,363,361          34,042,317
        Savings                                            31,362,426          24,360,890
        Time, $100,000 and over                            36,804,658          36,642,560
        Other time                                         57,417,399          56,367,865
                                                        -------------       -------------
                                                        $ 211,751,917       $ 180,898,729
   Accrued interest payable                                   578,175             673,624
   FHLB borrowings                                               --             1,200,000
   Securities sold under repurchase agreement                 211,475                --
   Accrued expenses and other liabilities                   1,642,254           1,714,457
                                                        -------------       -------------
         TOTAL LIABILITIES                              $ 214,183,821       $ 184,486,810
                                                        -------------       -------------

SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding           $     458,048       $     458,048
   Capital surplus                                          3,863,592           3,863,592
   Retained earnings                                       14,073,902          12,460,556
   Accumulated other comprehensive income                    (100,374)           (213,255)
                                                        -------------       -------------
         TOTAL SHAREHOLDERS' EQUITY                     $  18,295,168       $  16,568,941
                                                        -------------       -------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 232,478,989       $ 201,055,751
                                                        =============       =============

The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                       Three months ended           Nine months ended
                                                          September 30,                September 30,
                                                    -------------------------    -------------------------
                                                       2004          2003           2004          2003
                                                    -----------   -----------    -----------   -----------

INTEREST INCOME
   Interest and fees on loans                       $ 2,523,826   $ 2,445,543    $ 7,337,321   $ 7,134,740
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                                   314,847       316,991        809,716       993,924
      Mortgage backed securities                         94,657       109,466        261,151       432,353
      State and political subdivisions                   76,377        16,465        179,471        44,190
      Other                                               2,525         3,499         12,436        15,597
   Interest on federal funds sold                        18,933         3,500         26,539        16,481
                                                    -----------   -----------    -----------   -----------
                                                    $ 3,031,165   $ 2,895,464    $ 8,626,634   $ 8,637,285
                                                    -----------   -----------    -----------   -----------
INTEREST EXPENSE
   Interest on interest bearing demand,
     savings and time deposits                      $   805,898   $   969,351    $ 2,330,769   $ 3,258,959
   Interest on federal funds purchased                     --             555           --             825
   Interest on borrowings                                   767         1,877          4,924         1,877
                                                    -----------   -----------    -----------   -----------
                                                    $   806,665   $   971,783    $ 2,335,693   $ 3,261,661
                                                    -----------   -----------    -----------   -----------

           NET INTEREST INCOME                      $ 2,224,500   $ 1,923,681    $ 6,290,941   $ 5,375,624

PROVISION FOR LOAN LOSSES                               102,000        57,000        283,000       194,000
                                                    -----------   -----------    -----------   -----------

           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES            $ 2,122,500   $ 1,866,681    $ 6,007,941   $ 5,181,624
                                                    -----------   -----------    -----------   -----------

NONINTEREST INCOME
   Service charges on deposit accounts              $   318,885   $   255,337    $   862,918   $   693,431
   Other service charges, commissions
      and fees                                          117,472        90,042        308,092       277,472
   Insurance commissions                                 36,792        29,426        103,505        80,060
   Other operating income                                11,221        16,290         42,207        61,681
   Net gain on sale of securities                          --          63,981        135,546       161,073
   Income from title company                              4,380        16,500         32,000        40,050
   Gain (loss) on sale of other real estate owned          --            (876)          --            (876)
                                                    -----------   -----------    -----------   -----------
                                                    $   488,750   $   470,700    $ 1,484,268   $ 1,312,891
                                                    -----------   -----------    -----------   -----------
NONINTEREST EXPENSES
   Salaries                                         $   681,509   $   592,531    $ 1,897,930   $ 1,755,359
   Employee benefits                                    234,092       188,652        673,299       617,792
   Occupancy of premises                                 93,620        75,296        256,031       223,110
   Furniture and equipment expense                      219,626       165,621        632,636       468,056
   Other operating expenses                             456,172       387,628      1,404,490     1,299,865
                                                    -----------   -----------    -----------   -----------
                                                    $ 1,685,019   $ 1,409,728    $ 4,864,386   $ 4,364,182
                                                    -----------   -----------    -----------   -----------

            INCOME BEFORE INCOME TAXES              $   926,231   $   927,653    $ 2,627,823   $ 2,130,333

PROVISION FOR INCOME TAXES                              290,942       329,127        835,838       775,611
                                                    -----------   -----------    -----------   -----------

            NET INCOME                              $   635,289   $   598,526    $ 1,791,985   $ 1,354,722
                                                    ===========   ===========    ===========   ===========

BASIC EARNINGS PER SHARE                            $      1.39   $      1.31    $      3.91   $      2.96
                                                    ===========   ===========    ===========   ===========


The Notes to Consolidated Financial Statements are an integral part of these statements.